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                                    EXHIBIT 23.2


                          CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
CNET, Inc.:

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

                                         KPMG PEAT MARWICK LLP


San Francisco, California
February 11, 1998